UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

RIVERSTONE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32269	95-4596178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 878-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, Riverstone Networks, Inc. (“Riverstone”), U.S. Bank National Association (successor to State Street Bank and Trust Company of California, N.A.), in its capacity as trustee of the Noteholders (the “Indenture Trustee”) and Highbridge International LLC and Mackay Shields LLC (together, the “Majority Noteholders”) entered into a Settlement Agreement, dated as of March 23, 2005 (the “Settlement Agreement”) to settle the litigation captioned U.S. Bank National Association, in its capacity as Trustee of Holders of 3¾% Convertible Subordinated Notes under Indenture Dated as of November 21, 2001, Plaintiff, v. Riverstone Networks, Inc., a Delaware Corporation, Defendant, pending in the U.S. District Court for the Northern District of California.

Pursuant to the Settlement Agreement, on March 30, 2005, Riverstone announced that it had delivered to the Indenture Trustee a Consent Solicitation, Redemption Notice and Information Statement (“Information Statement”) and an accompanying form of Consent and Letter of Transmittal (the “Consent”) to be furnished to holders of record (the “Noteholders”) as of the close of business on March 21, 2005 (the “Record Date”) of Riverstone’s 3¾% Convertible Subordinated Notes (the “Notes”), in connection with the solicitation of Consents as required under the Indenture dated as of November 21, 2001 (the “Indenture”), between Riverstone and the Indenture Trustee.

In the event sufficient Consents are received, the Indenture will be amended to grant Riverstone the right to redeem on May 5, 2005 (the “Redemption Date”) the Notes of the Noteholders that deliver Consents (the “Consenting Noteholders”), in an aggregate principal amount of $65,875,000 of the outstanding $131,750,000, at par, on a pro rata basis in proportion to the principal amount of Notes held by each Consenting Noteholder on the Record Date, together with accrued and unpaid interest (and liquidated damages) from (and including) December 1, 2004, to (but excluding) the Redemption Date.

Noteholders may obtain copies of the Information Statement and the Consent by contacting the Specialized Finance department of the Indenture Trustee, by telephone at 1-800-934-6802 Option 5, by facsimile at 651-495-8258, or in writing at U.S. Bank National Association, EP-MN-WS2N, 60 Livingston Avenue - 2nd Floor, St. Paul, MN 55107.

A copy of the press release announcing the delivery of the Information Statement and the proposed redemption of the Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated March 30, 2005 issued by Riverstone Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERSTONE NETWORKS, INC.

Date: March 30, 2005	By:	/s/ Roger A. Barnes
Roger A. Barnes
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 30, 2005 issued by Riverstone Networks, Inc.